UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) – March 29, 2012

RF MONOLITHICS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	0-24414	75-1638027
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 Sigma Road Dallas, Texas 75244
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including Area Code - (972) 233-2903

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a material definitive agreement.

On March 29, 2012, the Company announced the signing of a manufacturing contract with Tai-Saw Technology Co., Ltd. The contract extends the current agreement for assembly manufacturing at least through December 1, 2013 and continues RFM’s dependable source of supply for its Wireless Component segment products.  This contract will be included as an Exhibit to the Company’s Form 10-Q for the Fiscal 2012 second quarter ending February 29, 2012, to be filed on or before April 16, 2012.

Item 9.01—Exhibits.

(c)	Exhibits.

	Exhibit	Description

	99.1	Registrant’s Press Release, dated March 29, 2012, announced the signing of a manufacturing contract with Tai-Saw Technology Co., Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RF MONOLITHICS, INC.

		By:	/s/ Harley E Barnes III
Harley E Barnes III
Chief Financial Officer

Date:	March 30, 2012

EXHIBIT INDEX

Exhibit	Description

99.1	Registrant’s Press Release, dated March 29, 2012, announced the signing of a manufacturing contract with Tai-Saw Technology Co., Ltd.

4